EXHIBIT C


CLASS A CUSIP #00761HAA9
CLASS B CUSIP #00761HAB7
CLASS C CUSIP #00761HAC5



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-B
                           PERIOD ENDING JUNE 30, 2002


The information which is required to be prepared with respect to the Payment Date of July 22, 2002, and with respect to the performance of the Trust during the period of June 1, 2002 through June 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-B Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to principal payment to the
              Class A Noteholder                                                         $                    --
                                                                                         -----------------------
          2.  The amount of distribution in respect to principal payment to the
              Class B Noteholder                                                         $                    --
                                                                                         -----------------------
          3.  The amount of distribution in respect to principal payment to the
              Class C Noteholder                                                         $                    --
                                                                                         -----------------------
          4.  The amount of distribution in respect to principal payment to the
              Class D Noteholder                                                         $                    --
                                                                                         -----------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to the Class
              A Monthly Interest                                                         $               1.78556
                                                                                         -----------------------
          2.  The amount of distribution in respect to the Class
              B Monthly Interest                                                         $               2.12333
                                                                                         -----------------------
          3.  The amount of distribution in respect to the Class
              C Monthly Interest                                                         $               2.74556
                                                                                         -----------------------
          4.  The amount of distribution in respect to the Class
              D Monthly Interest                                                         $               4.30111
                                                                                         -----------------------
III.  Information regarding the total monthly distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The total amount of distribution in respect to the Class
              A Noteholder                                                               $               1.78556
                                                                                         -----------------------
          2.  The total amount of distribution in respect to the Class
              B Noteholder                                                               $               2.12333
                                                                                         -----------------------
          3.  The total amount of distribution in respect to the Class
              C Noteholder                                                               $               2.74556
                                                                                         -----------------------
          4.  The total amount of distribution in respect to the Class
              D Noteholder                                                               $               4.30111
                                                                                         -----------------------
IV.  Information regarding the performance of the Advanta Business
     Card Master Trust

          1.  The aggregate amount of such Collections with respect
              to Principal Receivables for the Monthly Period
              preceding such Payment Date                                                $        353,688,902.70
                                                                                         -----------------------
          2.  The aggregate amount of such Collections with respect to Finance
              Charge and Administrative Receivables for the Monthly Period
              preceding such Payment Date                                                $         44,078,926.88
                                                                                         -----------------------
          3.  Recoveries for the preceding Monthly Period                                $          3,224,703.41
                                                                                         -----------------------
          4.  The Defaulted Amount for the preceding Monthly Period                      $         17,175,977.49
                                                                                         -----------------------
          5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the
              preceding Monthly Period, and the denominator is the average
              Receivables for the preceding Monthly Period                                                  7.93%
                                                                                         -----------------------
          6.  The total amount of Principal Receivables in the trust at the
              beginning of the preceding Monthly Period                                  $      2,025,756,994.10
                                                                                         -----------------------
          7.  The total amount of Principal Receivables in the trust as of the
              last day of the preceding Monthly Period                                   $      2,095,648,764.12
                                                                                         -----------------------

          8.  The total amount of Finance Charge and Administrative Receivables
              in the Trust at the beginning of the preceding Monthly Period              $         47,740,944.66
                                                                                         -----------------------
          9.  The total amount of Finance Charge and Administrative Receivables
              in the Trust as of the last day of the preceding Monthly Period            $         52,767,690.33
                                                                                         -----------------------
          10. The aggregated Adjusted Invested Amounts of all Series of Notes
              outstanding as of the last day of the preceding Monthly Period             $      1,701,818,063.00
                                                                                         -----------------------
          11. The Transferor Interest as of the last day of the preceding
              Monthly Period                                                             $        393,830,701.12
                                                                                         -----------------------
          12. The Transferor Percentage as of the last day of the preceding
              Monthly Period                                                                               18.79%
                                                                                         -----------------------
          13. The Required Transferor Percentage                                                            7.00%
                                                                                         -----------------------
          14. The monthly principal payment rate for the preceding Monthly Period                         17.460%
                                                                                         -----------------------
          15. The balance in the Excess Funding Account as of the last day of
              the preceding Monthly Period                                               $                    --
                                                                                         -----------------------
          16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the
              Monthly Period preceding such Payment Date:

                                                                 Percentage           Aggregate
                                                                  of Total             Account
                                                                Receivables           Balance
                  (a) Delinquent between 30 days and 59 days         1.816%         $  39,015,620.09
                  (b) Delinquent between 60 days and 89 days         1.444%         $  31,015,236.13
                  (c) Delinquent between 90 days and 119 days        1.265%         $  27,186,226.61
                  (d) Delinquent between 120 days and 149 days       1.034%         $  22,214,629.94
                  (e) Delinquent between 150 days and 179 days       1.062%         $  22,820,900.71
                  (f) Delinquent 180 days or greater                 0.028%         $     599,944.68
                                                               ----------------     ----------------
                  (e) Aggregate                                      6.649%         $ 142,852,558.16
                                                               ================     ================


V.  Information regarding Series 2000-B

          1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-B as of the last day of the
              related Monthly Period                                                                   $    600,000,000.00
                                                                                                       -------------------

          2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-B on the last day
              of the related Monthly Period                                                            $    600,000,000.00
                                                                                                       -------------------
                                                                                      NOTE FACTORS
          3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
              related Monthly Period                                                     1.0000        $   480,000,000.00
                                                                                                       -------------------

          4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
              related Monthly Period                                                     1.0000        $     57,000,000.00
                                                                                                       -------------------

          5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
              related Monthly Period                                                     1.0000        $     42,000,000.00
                                                                                                       -------------------

          6.  The amount of Principal Receivables in the Trust represented by the Class D Note Principal Balance on the last day of the
              related Monthly Period                                                      1.0000       $     21,000,000.00
                                                                                                       -------------------

          7.  The Floating Investor Percentage with respect to the period:

          June 1, 2002 through June 25, 2002                                                                    29.6185575%
                                                                                                       -------------------
          June 26, 2002 through June 30, 2002                                                                   28.5993117%
                                                                                                       -------------------

          8.  The Fixed Investor Percentage with respect to the period:

          June 1, 2002 through June 25, 2002                                                                           N/A
                                                                                                       -------------------
          June 26, 2002 through June 30, 2002                                                                          N/A
                                                                                                       -------------------

          9.  The amount of Investor Principal Collections applicable
              to Series 2000-B                                                                         $    104,205,246.07
                                                                                                       -------------------

          10a. The amount of Available Finance Charge Collections on deposit
               in the Collection Account on the related Payment Date                                   $      9,889,122.12
                                                                                                       -------------------

          10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date pursuant
     to Section 8.04(a) of the Master Indenture                                                        $      3,115,685.04
                                                                                                       -------------------

          11.  The Investor Default Amount for the related Monthly Period                              $      4,957,139.02
                                                                                                       -------------------

          12.  The Monthly Servicing Fee for the related Monthly Period                                $      1,000,000.00
                                                                                                       -------------------

          13.  Trust yields for the related Monthly Period

                  a. The cash yield for the related Monthly Period                                                   26.01%
                                                                                                       -------------------

                  b. The default rate for the related Monthly Period                                                  9.91%
                                                                                                       -------------------

                  c. The Net Portfolio Yield for the related Monthly Period                                          16.10%
                                                                                                       -------------------

                  d. The Base Rate for the related Monthly Period                                                     4.37%
                                                                                                       -------------------

                  e. The Excess Spread Percentage for the related Monthly Period                                     11.73%
                                                                                                       -------------------

                  f.  The Quarterly Excess Spread Percentage for the
                      related Monthly Period                                                                         12.08%
                                                                                                       -------------------

                          i) Excess Spread Percentage related to Jun-02                                              11.73%
                                                                                                       -------------------

                          ii) Excess Spread Percentage related to May-02                                             12.07%
                                                                                                       -------------------

                          iii) Excess Spread Percentage related to Apr-02                                            12.44%
                                                                                                       -------------------

          14.  Floating Rate Determinations:

             LIBOR for the Interest Period from June 20 through and including
     July 21, 2002                                                                                                 1.83875%
                                                                                                       -------------------

          15.  Principal Funding Account

                  a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into
                      consideration deposits and withdraws for the related
                      Payment Date)                                                                    $                --
                                                                                                       -------------------

                  b.  The Accumulation Shortfall with respect to the related
                      Monthly Period                                                                   $                --
                                                                                                       -------------------

                  c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as Available Finance
                      Charge Collections                                                               $                --
                                                                                                       -------------------

          16.  Reserve Account

                  a.  The amount on deposit in the Reserve Account on the
                      related Payment Date (after taking into consideration
                      deposits and withdraws for the related Payment Date)                             $                --
                                                                                                       -------------------

                  b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                      Available Finance Charge Collections                                             $                --
                                                                                                       -------------------

                  c.  Interest earnings on the Reserve Account deposited into the Collection Account to be treated as Available Finance
                      Charge Collections                                                               $                --
                                                                                                       -------------------

          17.  Cash Collateral Account

                  a.  The Required Cash Collateral Account Amount on the related
                      Payment Date                                                                     $     10,500,000.00
                                                                                                       -------------------

                  b.  The Available Cash Collateral Account Amount on the
                      related Payment Date                                                             $     10,500,000.00
                                                                                                       -------------------

          18.  Investor Charge-Offs

                  a.  The aggregate amount of Investor Charge-Offs for the
                      related Monthly Period                                                           $                --
                                                                                                       -------------------

                  b.  The aggregate amount of Investor Charge-Offs reimbursed
                      on the Payment Date                                                              $                --
                                                                                                       -------------------

          19.  The Monthly Principal Reallocation Amount for the related
      Monthly Period                                                                                   $                --
                                                                                                       -------------------


                    Advanta Bank Corp.
                    as Servicer

                    By:      /s/ MARK SHAPIRO
                    Name:    Mark Shapiro
                    Title:   Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAD3
CLASS B CUSIP #00761HAE1
CLASS C CUSIP #00761HAF8



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2000-C
                           PERIOD ENDING JUNE 30, 2002


The information which is required to be prepared with respect to the Payment Date of July 22, 2002, and with respect to the performance of the Trust during the period of June 1, 2002 through June 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2000-C Indenture Supplement.


I. Information regarding the current monthly principal distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to principal payment to the
              Class A Noteholder                                                   $                     --
                                                                                   ------------------------
          2.  The amount of distribution in respect to principal payment to the
              Class B Noteholder                                                   $                     --
                                                                                   ------------------------
          3.  The amount of distribution in respect to principal payment to the
              Class C Noteholder                                                   $                     --
                                                                                   ------------------------
          4.  The amount of distribution in respect to principal payment to the
              Class D Noteholder                                                   $                     --
                                                                                   ------------------------
II.  Information regarding the current monthly interest distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to the
              Class A Monthly Interest                                             $                1.85667
                                                                                   ------------------------
          2.  The amount of distribution in respect to the
              Class B Monthly Interest                                             $                2.25667
                                                                                   ------------------------
          3.  The amount of distribution in respect to the
              Class C Monthly Interest                                             $                2.92333
                                                                                   ------------------------
          4.  The amount of distribution in respect to the
              Class D Monthly Interest                                             $                5.19000
                                                                                   ------------------------
III.  Information regarding the total monthly distribution to the
     Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The total amount of distribution in respect to the
              Class A Noteholder                                                   $                1.85667
                                                                                   ------------------------
          2.  The total amount of distribution in respect to the
              Class B Noteholder                                                   $                2.25667
                                                                                   ------------------------
          3.  The total amount of distribution in respect to the
              Class C Noteholder                                                   $                2.92333
                                                                                   ------------------------
          4.  The total amount of distribution in respect to the
              Class D Noteholder                                                   $                5.19000
                                                                                   ------------------------
IV.  Information regarding the performance of the Advanta Business
     Card Master Trust

          1.  The aggregate amount of such Collections with respect to
              Principal Receivables for the Monthly Period preceding
              such Payment Date                                                    $         353,688,902.70
                                                                                   ------------------------
          2.  The aggregate amount of such Collections with respect to
              Finance Charge and Administrative Receivables for the Monthly
              Period preceding such Payment Date                                   $          44,078,926.88
                                                                                   ------------------------
          3.  Recoveries for the preceding Monthly Period                          $           3,224,703.41
                                                                                   ------------------------
          4.  The Defaulted Amount for the preceding Monthly Period                $          17,175,977.49
                                                                                   ------------------------
          5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly Period, and the denominator is the
              average Receivables for the preceding Monthly Period                                     7.93%
                                                                                   ------------------------
          6.  The total amount of Principal Receivables in the trust at the
              beginning of the preceding Monthly Period                            $       2,025,756,994.10
                                                                                   ------------------------
          7.  The total amount of Principal Receivables in the trust as of the
              last day of the preceding Monthly Period                             $       2,095,648,764.12
                                                                                   ------------------------

          8.  The total amount of Finance Charge and Administrative Receivables
              in the Trust at the beginning of the preceding Monthly Period        $          47,740,944.66
                                                                                   ------------------------
          9.  The total amount of Finance Charge and Administrative Receivables
              in the Trust as of the last day of the preceding Monthly Period      $          52,767,690.33
                                                                                   ------------------------
          10.  The aggregated Adjusted Invested Amounts of all Series of Notes
               outstanding as of the last day of the preceding Monthly Period      $       1,701,818,063.00
                                                                                   ------------------------
          11.  The Transferor Interest as of the last day of the preceding
               Monthly Period                                                      $         393,830,701.12
                                                                                   ------------------------
          12.  The Transferor Percentage as of the last day of the preceding
               Monthly Period                                                                        18.79%
                                                                                   ------------------------
          13.  The Required Transferor Percentage                                                      7.00%
                                                                                   ------------------------
          14.  The monthly principal payment rate for the preceding
               Monthly Period                                                                        17.460%
                                                                                   ------------------------
          15.  The balance in the Excess Funding Account as of the last day of
               the preceding Monthly Period                                        $                     --
                                                                                   ------------------------
          16   The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the
               Monthly Period preceding such Payment Date:


                                                                 Percentage             Aggregate
                                                                  of Total               Account
                                                                 Receivables             Balance
                   (a) Delinquent between 30 days and 59 days        1.816%          $  39,015,620.09
                   (b) Delinquent between 60 days and 89 days        1.444%          $  31,015,236.13
                   (c) Delinquent between 90 days and 119 days       1.265%          $  27,186,226.61
                   (d) Delinquent between 120 days and 149 days      1.034%          $  22,214,629.94
                   (e) Delinquent between 150 days and 179 days      1.062%          $  22,820,900.71
                   (f) Delinquent 180 days or greater                0.028%          $     599,944.68
                                                                 ---------------     ----------------
                   (e) Aggregate                                     6.649%          $ 142,852,558.16
                                                                 ===============     ================


V.  Information regarding Series 2000-C

          1.  The amount of Principal Receivables in the Trust represented by the Invested Amount of Series 2000-C as of the last day of the
              related Monthly Period                                                               $   400,000,000.00
                                                                                                   ------------------
          2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2000-C on the last day of
              the related Monthly Period                                                           $   400,000,000.00
                                                                                                   ------------------
                                                                                   NOTE FACTORS
          3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
              related Monthly Period                                                  1.0000       $   320,000,000.00
                                                                                                   ------------------
          4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
              related Monthly Period                                                  1.0000       $    38,000,000.00
                                                                                                   ------------------
          5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
              related Monthly Period                                                 1.0000       $     28,000,000.00
                                                                                                   ------------------
          6.  The amount of Principal Receivables in the Trust represented by the Class D Note Principal Balance on the last day of the related
              Monthly Period                                                         1.0000       $     14,000,000.00
                                                                                                   ------------------
          7.  The Floating Investor Percentage with respect to the period:

              June 1, 2002 through June 25, 2002                                                           19.7457050%
                                                                                                   ------------------
              June 26, 2002 through June 30, 2002                                                          19.0662078%
                                                                                                   ------------------
          8.  The Fixed Investor Percentage with respect to the period:

              June 1, 2002 through June 25, 2002                                                                  N/A
                                                                                                   ------------------
              June 26, 2002 through June 30, 2002                                                                 N/A
                                                                                                   ------------------
          9. The amount of Investor Principal Collections applicable to
             Series 2000-C                                                                        $     69,470,164.05
                                                                                                   ------------------
          10a.  The amount of Available Finance Charge Collections on deposit
                in the Collection Account on the related Payment Date                             $      6,592,748.08
                                                                                                   ------------------
          10b.  The amount of Available Finance Charge Collections not on deposit in the Collection Account on the related Payment Date
                pursuant to Section 8.04(a) of the Master Indenture                               $      2,077,123.36
                                                                                                   ------------------

          11.  The Investor Default Amount for the related Monthly Period                          $     3,304,759.35
                                                                                                   ------------------
          12.  The Monthly Servicing Fee for the related Monthly Period                            $       666,666.67
                                                                                                   ------------------
          13.  Trust yields for the related Monthly Period
                                                                                                   ------------------
                   a. The cash yield for the related Monthly Period                                             26.01%
                                                                                                   ------------------
                   b. The default rate for the related Monthly Period                                            9.91%
                                                                                                   ------------------
                   c. The Net Portfolio Yield for the related Monthly Period                                    16.10%
                                                                                                   ------------------
                   d. The Base Rate for the related Monthly Period                                               4.50%
                                                                                                   ------------------
                   e. The Excess Spread Percentage for the related Monthly Period                               11.60%
                                                                                                   ------------------
                   f. The Quarterly Excess Spread Percentage for the related
                      Monthly Period                                                                            11.95%
                                                                                                   ------------------
                           i) Excess Spread Percentage related to  Jun-02                                       11.60%
                                                                                                   ------------------
                           ii) Excess Spread Percentage related to May-02                                       11.93%
                                                                                                   ------------------
                           iii) Excess Spread Percentage related to Apr-02                                      12.32%
                                                                                                   ------------------
          14.  Floating Rate Determinations:

               LIBOR for the Interest Period from June 20 through and including
               July 21, 2002                                                                                  1.83875%
                                                                                                   ------------------
          15.  Principal Funding Account

                   a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date)                        $               --
                                                                                                   ------------------
                   b.  The Accumulation Shortfall with respect to the related
                       Monthly Period                                                              $               --
                                                                                                   ------------------
                   c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as Available
                       Finance Charge Collections                                                  $               --
                                                                                                   ------------------
          16.  Reserve Account

                   a.  The amount on deposit in the Reserve Account on the
                       related Payment Date (after taking into consideration deposits
                       and withdraws for the related Payment Date)                                 $               --
                                                                                                   ------------------
                   b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as
                       Available Finance Charge Collections                                        $               --
                                                                                                   ------------------
                   c.  Interest earnings on the Reserve Account deposited into the Collection Account to be treated as Available Finance
                       Charge Collections                                                          $               --
                                                                                                   ------------------
          17.  Cash Collateral Account

                   a.  The Required Cash Collateral Account Amount on the
                       related Payment Date                                                        $     7,000,000.00
                                                                                                   ------------------
                   b.  The Available Cash Collateral Account Amount on the
                       related Payment Date                                                        $     7,000,000.00
                                                                                                   ------------------
          18.  Investor Charge-Offs
                   a.  The aggregate amount of Investor Charge-Offs for the
                       related Monthly Period                                                      $               --
                                                                                                   ------------------
                   b.  The aggregate amount of Investor Charge-Offs reimbursed
                        on the Payment Date                                                        $               --
                                                                                                   ------------------
          19.  The Monthly Principal Reallocation Amount for the related
               Monthly Period                                                                      $               --
                                                                                                   ------------------


                       Advanta Bank Corp.
                       as Servicer

                       By:    /s/ MARK SHAPIRO
                       Name:  Mark Shapiro
                       Title: Assistant Vice President - Structured Finance

EXHIBIT C


CLASS A CUSIP #00761HAG6
CLASS B CUSIP #00761HAH4
CLASS C CUSIP #00761HAJ0



                     FORM OF MONTHLY NOTEHOLDER'S STATEMENT
                               ADVANTA BANK CORP.
                       ADVANTA BUSINESS CARD MASTER TRUST
                                  SERIES 2001-A
                           PERIOD ENDING JUNE 30, 2002


The information which is required to be prepared with respect to the Payment Date of July 22, 2002, and with respect to the performance of the Trust during the period of June 1, 2002 through June 30, 2002 is set forth below.

Capitalized terms used in this statement have their respective meanings set forth in the Master Indenture and the Transfer and Servicing Agreement. References to certain sections and subsections are references to the respective sections and subsections of the Master Indenture as supplemented by the Series 2001-A Indenture Supplement.


I.  Information regarding the current monthly principal distribution to the Noteholder
     (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to principal payment to the
     Class A Noteholder                                                                    $                 --
                                                                                           --------------------

          2.  The amount of distribution in respect to principal payment to the
     Class B Noteholder                                                                    $                 --
                                                                                           --------------------

          3.  The amount of distribution in respect to principal payment to the
     Class C Noteholder                                                                    $                 --
                                                                                           --------------------

          4.  The amount of distribution in respect to principal payment to the
     Class D Noteholder                                                                    $                 --
                                                                                           --------------------

II. Information regarding the current monthly interest distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The amount of distribution in respect to the Class A Monthly Interest        $            1.90111
                                                                                           --------------------

          2.  The amount of distribution in respect to the Class B Monthly Interest        $            2.39000
                                                                                           --------------------

          3.  The amount of distribution in respect to the Class C Monthly Interest        $            3.01222
                                                                                           --------------------

          4.  The amount of distribution in respect to the Class D Monthly Interest        $            6.07889
                                                                                           --------------------

III. Information regarding the total monthly distribution to the Noteholder (Stated on the basis of $1,000 original Note Principal Balance)

          1.  The total amount of distribution in respect to the Class A Noteholder        $            1.90111
                                                                                           --------------------

          2.  The total amount of distribution in respect to the Class B Noteholder        $            2.39000
                                                                                           --------------------

          3.  The total amount of distribution in respect to the Class C Noteholder        $            3.01222
                                                                                           --------------------

          4.  The total amount of distribution in respect to the Class D Noteholder        $            6.07889
                                                                                           --------------------

IV.  Information regarding the performance of the Advanta Business Card Master Trust

          1.  The aggregate amount of such Collections with respect to Principal
              Receivables for the Monthly Period preceding such Payment Date               $     353,688,902.70
                                                                                           --------------------

          2.  The aggregate amount of such Collections with respect to Finance Charge and Administrative Receivables for the Monthly Period preceding such
              Payment Date                                                                 $      44,078,926.88
                                                                                           --------------------

          3.  Recoveries for the preceding Monthly Period                                  $       3,224,703.41
                                                                                           --------------------

          4.  The Defaulted Amount for the preceding Monthly Period                        $      17,175,977.49
                                                                                           --------------------

          5.  The annualized percentage equivalent of a fraction, the numerator of which is the Defaulted Amount less Recoveries for the preceding Monthly
              Period, and the denominator is the average Receivables for the preceding
              Monthly period                                                                               7.93%
                                                                                           --------------------

          6.  The total amount of Principal Receivables in the trust at the beginning
              of the preceding Monthly period                                              $   2,025,756,994.10
                                                                                           --------------------

          7.  The total amount of Principal Receivables in the trust as of the last day
              of the preceding Monthly period                                              $   2,095,648,764.12
                                                                                           --------------------

          8.  The total amount of Finance Charge and Administrative Receivables
              in the Trust at the beginning of the preceding Monthly Period                $      47,740,944.66
                                                                                           --------------------

          9.  The total amount of Finance Charge and Administrative Receivables
              in the Trust as of the last day of the preceding Monthly Period              $      52,767,690.33
                                                                                           --------------------

          10. The aggregated Adjusted Invested Amounts of all Series of Notes
              outstanding as of the last day of the preceding Monthly Period               $   1,701,818,063.00
                                                                                           --------------------

          11. The Transferor Interest as of the last day of the preceding
              Monthly Period                                                               $     393,830,701.12
                                                                                           --------------------

          12. The Transferor Percentage as of the last day of the preceding
              Monthly Period                                                                             18.79%
                                                                                           --------------------

          13. The Required Transferor Percentage                                                          7.00%
                                                                                           --------------------

          14. The monthly principal payment rate for the preceding Monthly Period                        17.460%
                                                                                           --------------------

          15. The balance in the Excess Funding Account as of the last day
              of the preceding Monthly Period                                              $                 --
                                                                                           --------------------

          16. The aggregate outstanding balance of the Accounts which were delinquent as of the close of business on the last day of the Monthly Period preceding such Payment Date:

                                                                   Percentage             Aggregate
                                                                    of Total               Account
                                                                   Receivables             Balance
                   (a) Delinquent between 30 days and 59 days          1.816%          $ 39,015,620.09
                   (b) Delinquent between 60 days and 89 days          1.444%          $ 31,015,236.13
                   (c) Delinquent between 90 days and 119 days         1.265%          $ 27,186,226.61
                   (d) Delinquent between 120 days and 149 days        1.034%          $ 22,214,629.94
                   (e) Delinquent between 150 days and 179 days        1.062%          $ 22,820,900.71
                   (f) Delinquent 180 days or greater                  0.028%          $    599,944.68
                                                                 ---------------        ---------------
                   (e) Aggregate                                       6.649%          $ 142,852,558.16
                                                                 ===============        ===============



V.  Information regarding Series 2001-A

          1.  The amount of Principal Receivables in the Trust  represented by the Invested Amount of Series 2001-A as of the last day of the
              related Monthly Period                                                               $      300,000,000.00
                                                                                                   ---------------------

          2.  The amount of Principal Receivables in the Trust represented by the Adjusted Invested Amount of Series 2001-A on the last day
              of the related Monthly Period                                                        $      300,000,000.00
                                                                                                   ---------------------
                                                                                    NOTE FACTORS
          3.  The amount of Principal Receivables in the Trust represented by the Class A Note Principal Balance on the last day of the
              related Monthly Period                                                   1.0000      $      240,000,000.00
                                                                                                   ---------------------

          4.  The amount of Principal Receivables in the Trust represented by the Class B Note Principal Balance on the last day of the
              related Monthly Period                                                   1.0000      $       28,500,000.00
                                                                                                   ---------------------

          5.  The amount of Principal Receivables in the Trust represented by the Class C Note Principal Balance on the last day of the
              related Monthly Period                                                   1.0000      $       21,000,000.00
                                                                                                   ---------------------

          6.  The amount of Principal Receivables in the trust represented by the Class D Note Principal Balance on the last day of the
              related Monthly Period                                                   1.0000      $       10,500,000.00
                                                                                                   ---------------------

          7.  The Floating Investor Percentage with respect to the period:

              June 1, 2002 through June 25, 2002                                                              14.8092787%
                                                                                                   ---------------------
              June 26, 2002 through June 30, 2002                                                             14.2996558%
                                                                                                   ---------------------

          8.  The Fixed Investor Percentage with respect to the period:

              June 1, 2002 through June 25, 2002                                                                     N/A
                                                                                                   ---------------------
              June 26, 2002 through June 30, 2002                                                                    N/A
                                                                                                   ---------------------

          9. The amount of Investor Principal Collections applicable to Series 2001-A              $       52,102,622.86
                                                                                                   ---------------------

          10a. The amount of Available Finance Charge Collections on deposit in the
               Collection Account on the related Payment Date                                      $        4,944,561.04
                                                                                                   ---------------------

          10b. The amount of Available Finance Charge Collections not on deposit in the
               Collection Account on the related Payment Date pursuant to Section 8.04(a)
               of the Master Indenture                                                             $        1,557,842.51
                                                                                                   ---------------------

          11.  The Investor Default Amount for the related Monthly Period                          $        2,478,569.50
                                                                                                   ---------------------

          12.  The Monthly Servicing Fee for the related Monthly Period                            $          500,000.00
                                                                                                   ---------------------

          13.  Trust yields for the related Monthly Period

                   a. The cash yield for the related Monthly Period                                                26.01%
                                                                                                   ---------------------

                   b. The default rate for the related Monthly Period                                               9.91%
                                                                                                   ---------------------

                   c. The Net Portfolio Yield for the related Monthly Period                                       16.10%
                                                                                                   ---------------------

                   d. The Base Rate for the related Monthly Period                                                  4.61%
                                                                                                   ---------------------

                   e. The Excess Spread Percentage for the related
                      Monthly Period                                                                               11.49%
                                                                                                   ---------------------

                   f. The Quarterly Excess Spread Percentage for the related
                      Monthly Period                                                                               11.85%
                                                                                                   ---------------------

                           i) Excess Spread Percentage related to  Jun-02                                          11.49%
                                                                                                   ---------------------

                           ii) Excess Spread Percentage related to May-02                                          11.83%
                                                                                                   ---------------------

                           iii) Excess Spread Percentage related to Apr-02                                         12.23%
                                                                                                   ---------------------

          14.  Floating Rate Determinations:

             LIBOR for the Interest Period from June 20 through and including
     July 21, 2002                                                                                               1.83875%
                                                                                                   ---------------------

          15.  Principal Funding Account

                   a.  The amount on deposit in the Principal Funding Account on the related Payment Date (after taking into consideration
                       deposits and withdraws for the related Payment Date)                        $                  --
                                                                                                   ---------------------

                   b.  The Accumulation Shortfall with respect to the related
                       Monthly Period                                                              $                  --
                                                                                                   ---------------------

                   c.  The Principal Funding Investment Proceeds deposited in the Collection Account to be treated as Available Finance Charge
                       Collections                                                                 $                  --
                                                                                                   ---------------------

          16.  Reserve Account

                   a.  The amount on deposit in the Reserve Account on the related Payment
                       Date (after taking into consideration deposits and withdraws for the
                       related Payment Date)                                                       $                  --
                                                                                                   ---------------------

                   b.  The Reserve Draw Amount for the related Monthly Period deposited into the Collection Account to be treated as Available Finance Charge
                       Collections                                                                 $                  --
                                                                                                   ---------------------

                   c.  Interest earnings on the Reserve Account deposited into the Collection
                        Account to be treated as Available Finance Charge Collections              $                  --
                                                                                                   ---------------------

          17.  Cash Collateral Account

                   a.  The Required Cash Collateral Account Amount on the related
                       Payment Date                                                                $        5,250,000.00
                                                                                                   ---------------------

                   b.  The Available Cash Collateral Account Amount on the related
                       Payment Date                                                                $        5,250,000.00
                                                                                                   ---------------------

          18.  Investor Charge-Offs

                   a.  The aggregate amount of Investor Charge-Offs for the related
                       Monthly Period                                                              $                  --
                                                                                                   ---------------------

                   b.  The aggregate amount of Investor Charge-Offs reimbursed
                       on the Payment Date                                                         $                  --
                                                                                                   ---------------------

          19.  The Monthly Principal Reallocation Amount for the related Monthly Period            $                  --
                                                                                                   ---------------------


                      Advanta Bank Corp.
                      as Servicer

                      By:    /s/ MARK SHAPIRO
                      Name:  Mark Shapiro
                      Title: Assistant Vice President - Structured Finance